                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           800 TRAVEL SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            800 TRAVEL SYSTEMS, INC.
                                4802 Gunn Highway
                              Tampa, Florida 33624



Dear Stockholder:                                               October 29, 1999

         You are cordially invited to attend the Annual Meeting (the "Meeting") of stockholders of 800 Travel Systems, Inc. (the "Company"). The Meeting will be held December 1, 1999 at 11:00 a.m., Eastern Daylight Savings Time, at the Hyatt Regency Westshore, located at 6200 Courtney Campbell Causeway, Tampa, Florida 33607.

         The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes the election of Directors, a proposal to approve the Company's 1998 Stock Option Plan and a proposal to ratify the appointment of the Company's independent certified public accountants. We will report on the progress of the Company and comment on matters of current interest.

         It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card will not prevent you from voting in person at the Meeting if you are present and choose to do so.

         If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

         Your Board of Directors and management look forward to greeting you personally at the Meeting.

                                        Cordially,

                                        /s/ Mark D. Mastrini

                                        Mark D. Mastrini
                                        President, Chief Executive Officer
                                        and Chief Operating Officer

                            800 TRAVEL SYSTEMS, INC.
                                4802 Gunn Highway
                              Tampa, Florida 33624

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           WEDNESDAY, DECEMBER 1, 1999

         Notice is hereby given that the Annual Meeting of stockholders of 800 Travel Systems, Inc. (the "Company"), a Delaware corporation, will be held at the Hyatt Regency Westshore, located at 6200 Courtney Campbell Causeway, Tampa, Florida 33607, on December 1, 1999, at 11:00 a.m., Eastern Standard Time (the "Meeting") for the following purposes:

         1. To re-elect one Director to serve until the Annual Meeting in 2000, two Directors to serve until the Annual Meeting in 2001 and two Directors to serve until the Annual Meeting in 2002, until their successors are elected and qualified or until their earlier resignation, removal from office or death;

         2. To approve the Company's 1998 Stock Option Plan to authorize the issuance of 250,000 shares of Common Stock covered by the plan;

         3. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal year 1999; and

         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 1998 Annual Report of the Company is also enclosed. Stockholders of record at the close of business on Monday, October 11, 1999 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

         All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting, if you desire. If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

         Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

                                        By order of the Board of Directors

                                        /s/ Robert B. Morgan

                                        ROBERT B. MORGAN
                                        Secretary
Tampa, Florida
October 29, 1999

                            800 TRAVEL SYSTEMS, INC.
                                4802 Gunn Highway
                              Tampa, Florida 33624

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of 800 Travel Systems, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday December 1, 1999, at 11:00 a.m., Eastern Standard Time at the Hyatt Regency Westshore in Tampa, Florida.

         The Board of Directors has fixed the close of business on October 11, 1999 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly executed, later dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

         This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about October 29, 1999. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. Each stockholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company as of the close of business on October 11, 1999, on all matters that come before the Meeting. If a proxy is signed but no specification is given, the share will be voted "FOR" Proposals 1, 2 and 3 (to elect the Board's nominees to the Board of Directors, to approve the 1998 Stock Option Plan and to ratify the appointment of Independent Auditors for 1999).

         The cost of soliciting proxies will be borne by the Company. The solicitation of proxies may be made by mail, telephone, facsimile or telegraph or in person by directors, officers and regular employees of the Company, without additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out of pocket expenses incurred by them in so doing.

                                  PROPOSAL ONE

                            RE-ELECTION OF DIRECTORS

         There are currently five seats on the Board of Directors of the Company, with no vacancies. The Board is divided into three classes of Directors and the Directors set forth herein will be re-elected at the Meeting to serve as Class I, Class II and Class III Directors. Initially, Class I Directors will be re-elected at the Meeting to hold office until the Company's annual meeting in 2000, Class II Directors will be re-elected at the Meeting to hold office until the Company's annual meeting in 2001, and Class III Directors will be re-elected at the Meeting to hold office until the Company's annual meeting in 2002. After completion of the initial terms, all Directors elected or re-elected as Class I, Class II or Class III Directors will serve staggered three-year terms. Directors hold their positions until the annual meeting of stockholders in the year in which their term expires and until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. Each of the Company's current Directors will be re-elected at the Meeting. The Board of Directors recommends that L. Douglas Bailey be re-elected at the Meeting to hold office as a Class I Director, Carl A. Bellini and George A. Warde be re-elected at the Meeting to hold office as Class II Directors, and Mark D. Mastrini and Michael A. Gaggi be re-elected at the Meeting to hold office as Class III Directors, until their successors shall be duly elected and qualified or until their earlier resignation, removal from office or death.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF L. DOUGLAS BAILEY, CARL A. BELLINI, GEORGE A. WARDE, MARK D. MASTRINI, AND MICHAEL A. GAGGI AS DIRECTORS TO SERVE THE TERMS DESCRIBED ABOVE. For further information on Messrs. Bailey, Bellini, Warde, Mastrini, and Gaggi see "Management - Directors and Executive Officers" and "Security Ownership of Management and Others." Stockholders may vote for Messrs. Bailey, Bellini, Warde, Mastrini, and Gaggi and the affirmative vote of holders of a majority of the shares represented, in person or by proxy, and entitled to vote at the Meeting is required to re-elect Messrs. Bailey, Bellini, Warde, Mastrini, and Gaggi. Abstentions and broker non-votes will be counted toward the number of shares represented at the Meeting. Stockholders may not vote cumulatively in the election of Directors. In the event Messrs. Bailey, Bellini, Warde, Mastrini, and Gaggi should be unable to serve, which is not anticipated, the Board of Directors will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

                  MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth (i) the names and ages of the Directors and executive officers of the Company and the positions they hold with the Company and (ii) the names and ages of the nominees for Director listed herein. Executive officers shall serve at the pleasure of the Board of Directors.

        NAME              AGE                            POSITION
        ----              ---                            --------

Mark D. Mastrini          36     President, Chief Executive Officer, Chief Operating
                                 Officer and Director (3)
Robert B. Morgan          34     Chief Financial Officer, Secretary and Treasurer
Michael A. Gaggi          37     Director (1)(3)
George A. Warde           77     Chairman of the Board (1)(2)(3)
Carl A. Bellini           66     Director (1)(2)(3)
L. Douglas Bailey         57     Director(2)(3)
Biagio Bellizzi           60     Vice President-Marketing
Frank Zhao                39     Vice President-Controller
Constance Norris          45     Executive Vice President-Operations


(1)      Member of Compensation Committee.
(2)      Member of Audit Committee.
(3)      Directors Currently Nominated for Re-Election.

INFORMATION REGARDING OUTSIDE DIRECTORS:

         MR. GEORGE A. WARDE has served as a director of the Company since October 1997, and as its Chairman since April 1998. Mr. Warde is currently a general manager for Casino Express Airlines. Since 1992, he has served as a consultant to various businesses including Oaklawn Partners Ltd. (a consulting firm), Sener (a financial advisory firm in Madrid, Spain), Aircraft Braking Systems, Inc. (a manufacturer of aircraft braking systems), Ayres Corp. (an aircraft manufacturer), Airline Capital Holding Corp. (an investment holding company that invests in airline projects), America Trans Africa Airlines (an airline) and Rich Airways (an airline on whose board he is also serving as a director). From October 1994 until January 1995, he served as temporary president and chief executive officer of Private Jet Expeditions, an airline. From August 1995 until February 1996, he served as president and chief executive officer of Presidential Air, an airline. From 1988 until 1992, Mr. Warde was managing director of Foshing Airlines, an airline which services continental Asia. From 1983 until 1988, he served as vice chairman of Continental Airlines and as president of its Pacific Division. From 1981 until 1983, he served as president and chief executive officer of Continental Airlines, and as a member of its board of directors. From 1974 until 1981, Mr. Warde served as senior vice president and a board member of Airbus Industrie, an airplane manufacturer in Toulouse, France. From 1960 until 1974 he was president, chief executive officer and director of American Airlines Inc. From 1950 until 1960, Mr. Warde was a superintendent of maintenance for Pan American World Airways. From 1940 until 1950, he was director of overseas maintenance for American Airlines.

         MR. CARL A. BELLINI has served as a director of the Company since November 1997. From 1992 until 1997, Mr. Bellini was executive vice president of marketing and stores of Revco D.S., Inc., the nation's second largest drugstore chain which was sold to the CVS chain in May 1997. From 1994 until 1997, Mr. Bellini was a director of Revco and from 1993 until 1997 he was chief operating officer of Revco. From 1989 until 1992, he was president and chief executive officer of Erol's, Inc., a video and electronics chain. Prior thereto, from 1987 until 1989, Mr. Bellini was executive vice president of stores for Revco. From 1980 until 1987, Mr. Bellini was associated in various capacities with The Sherwin-Williams Company, including as president and manager of the stores division and as president in charge of the retail paint and Gray Drug Fair drug store divisions. From 1975 until 1980, Mr. Bellini served as senior vice president of operations, distribution and real estate of Family Dollar Store. From 1955 until 1975, Mr. Bellini was associated in a variety of operations and management positions with W.T. Grant, a retail variety chain. Mr. Bellini is on the board of directors of Sel-Lab Marketing, a cosmetics firm. He is also advisor to the boards of Manco, a privately owned adhesives and tape company, a New York Stock Exchange listed manufacturer of security devices, and Farmacia Ahumada, a Chilean drugstore chain, and a consultant to Ratcher Press, a publisher of Chain Drug Review and Mass Marketing Review, which are industry publications.

         MR. L. DOUGLAS BAILEY has served as a director of the Company since November 1997. In 1995, he founded Bailey & Associates, Inc., an international retail consulting firm providing information and assistance to consumer goods companies and retail stores. From 1993 until 1995, Mr. Bailey was president of Home Shopping Club, Inc., the flagship company of the Home Shopping Network. From 1972 until 1992, he was employed in various capacities with the Eckerd Drug Company, most recently as senior vice president of procurement. In 1980, Mr. Bailey and his wife founded Regent Properties, a company specializing in the development of commercial warehouse and office space. From 1969 until 1970, Mr. Bailey was the Florida general merchandise manager of Cunningham Drugs, a drugstore chain. From 1964 until 1968, Mr. Bailey was softlines merchandise manager of Sears, Roebuck & Co. Mr. Bailey is on the board of directors of Sel-Lab Marketing, a cosmetics firm. He also serves on the boards of the Pinellas (Florida) Industrial Council and the Florida Lung Association, and serves on the board of trustees or advisory boards of Ruth Eckerd Hall (a performing arts center), The Goodwill Suncoast Foundation, Inc. (a private foundation), the University of Florida Retail School, the University of South Florida's Stavros Economic Center and Morton Plant Mease Hospital.

INFORMATION REGARDING INSIDE DIRECTORS AND EXECUTIVE OFFICERS:

         MR. MARK D. MASTRINI has served as the Company's Chief Operating Officer since January 1996, President since January 1997 and Chief Executive Officer since April 1998. Prior to joining the Company, from October 1992 until October 1996, Mr. Mastrini was the founder and owner of One on One Consulting, a consulting firm in Pueblo, Colorado. From September 1992 until October 1994, Mr. Mastrini was owner of X-Press Printing, a printing business in Pueblo, Colorado. From October 1993 until December 1996, he was the owner and editor of Pueblo West Eagle Monthly Magazine. From May 1991 until June 1992, Mr. Mastrini was Vice President of Sales and Marketing at the Braniff Airlines in Dallas, Texas, an airline which subsequently filed for protection under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court in the Eastern District of New York in July 1992.

         MR. MICHAEL A. GAGGI has served as a director of the Company since its incorporation as 800 Travel Systems, Inc. in November 1995, and was its Chairman until April 1998. Since January 1998, Mr. Gaggi has been providing services to privately and publicly-held companies through 8607 Colonial Group, Inc., a financial consulting firm which he controls. Mr. Gaggi served as a senior vice president at Joseph Stevens & Company, Inc., an investment banking firm in New York City from 1994 until December 1997, when he resigned from such position. From 1993 until 1994, Mr. Gaggi was employed as a vice president by Barington Capital. Mr. Gaggi has been a principal director of Upscale Eyeglass Boutiques Myoptics since 1990. Joseph Stevens & Company, Inc. is not affiliated with or related to The Joseph Stevens Group, Inc., the travel agency acquired by the Company in January 1998, its sole stockholder, The Joseph Stevens Group, LLC or any of its equity members.

         MR. ROBERT B. MORGAN was appointed the Company's Chief Financial Officer, Secretary and Treasurer on September 8, 1999. Prior to joining the Company, Mr. Morgan served for ten years as the Vice President and Chief Financial and Information Officer for Ace Auto Parts Co., Inc., a publicly held distributor of automotive parts and accessories. From 1985 to 1989, Mr. Morgan was an Accounting Manager for Club Corporation of America, a worldwide hospitality and lodging services organization. Mr. Morgan is a certified public accountant.

INFORMATION REGARDING CERTAIN SIGNIFICANT EMPLOYEES:

         MR. JERROLD B. SENDROW, age 55, served as the Company's Chief Financial Officer, Vice President-Finance, Treasurer and Secretary since the incorporation of the Company in November 1995 until his resignation from the Company on August 25, 1999, and served as a director from inception until July 1997. From June 1994 through November 1995, Mr. Sendrow was employed by 1-800 Low-Air Fare, Inc., the Company's predecessor, in the same capacities. From March 1993 through June 1994, Mr. Sendrow was employed by MSW Columbia Travel Group, Inc. as vice president-finance. From December 1984 through March 1993, Mr. Sendrow was employed by Pisa Brothers, Inc. as controller. Mr. Sendrow has over 23 years experience in the travel industry.

         MR. BIAGIO BELLIZZI has served as the Company's Vice President-Marketing since its incorporation as 800 Travel Systems, Inc. in November 1995. From June 1995 through November 1995, Mr. Bellizzi was employed by 1-800 Low-Air Fare, Inc., the Company's predecessor, as Vice President-Operations. From 1991 through June 1995, Mr. Bellizzi was employed by Thomas Cook Travel, Inc. as Director-Leisure Marketing from 1993 until 1995 and as Director-Retail Offices from 1991 to 1993. Mr. Bellizzi has over 30 years experience in the travel industry.

         MR. FRANK ZHAO was appointed Vice President-Controller of the Company in October 1997. Prior to joining the Company, Mr. Zhao was a senior accountant at Toho Shipping (USA), a shipping company. From 1993 until 1995, Mr. Zhao was an associate auditor at Coopers and Lybrand in Washington, D.C. From 1986 until 1990, Mr. Zhao was finance manager of PDL Ltd., a trading and investment company in Hong Kong. From 1983 until 1986 he was a financial consultant at Beijing International Trust and Investment Corporation, an investment company in Beijing, China. Mr. Zhao is a certified public accountant.

         MS. CONSTANCE NORRIS has served as the Company's Executive Vice President-Operations since April 1998 and has been employed by the Company since February 1996. From April 1995 through November 1995, Ms. Norris was employed by the Company's predecessor, 1-800-Low-Air-Fare, Inc., as a Supervisor of Reservations and Training. Ms. Norris was the founder and President of Universal Star Tour and Travel, Inc. in Orlando, Florida from 1993 until 1995. From 1989 until 1994, Ms. Norris was general manager for Promotional Travel, Inc. based in Altamonte Springs, Florida.

BOARD OF DIRECTORS

         During 1998, the Board of Directors took various actions by unanimous written consent and held two Board Meetings. Carl Bellini was unable to attend one of the meetings of the Board of Directors. The entire Board of Directors functions as a Nominating Committee for recommending to stockholders candidates for positions on the Board of Directors and the Board will consider written recommendations from stockholders for nominations to the Board of Directors in accordance with the procedures set forth in the By-Laws of the Company.

AUDIT COMMITTEE

         The Audit Committee, consisting of Messrs. Warde, Bellini and Bailey, is authorized to recommend to the Board independent certified public accounting firms for selection as auditors of the Company, make recommendations to the Board on auditing matters, examine and make recommendations to the Board concerning the scope of audits, and review and approve the terms of transactions between the Company and related party entities. The Audit Committee did not meet separately during 1998. The Company retained Grant Thornton LLP to conduct the audit for the year ended December 31, 1998.

COMPENSATION COMMITTEE

         The Compensation Committee, consisting of Messrs. Warde, Gaggi and Bellini, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Compensation Committee is authorized to exercise all of the powers of the Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles. The Compensation Committee did not meet separately during 1998.

         See "Certain Transactions" for additional information on certain members of management.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and stockholders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of forms, reports and certificates furnished to the Company by such persons, all such reports were filed on a timely basis during 1998 except for the following: (i) Messrs. Gaggi, Mastrini, Sendrow and Bellini received options to purchase the Company's Common Stock in December 1998 and filed their Form 4s required as a result of such grants late; and (ii) Mr. Pasquale Guadagno purchased shares of the Company's Common Stock in January 1998 and filed Form 4 required as a result of such purchase late.

                VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS

         As of September 30, 1999, the Company had outstanding and entitled to vote 7,616,796 shares of Common Stock, par value $.01 per share ("Common Stock"), and 3,321,800 Redeemable Common Stock Purchase Warrants ("Warrants").

         The holders of Common Stock are entitled to vote as a single class and to one vote per share, exercisable in person or by proxy, at all meetings of stockholders. Holders of Warrants will not be entitled to vote at the Meeting. The presence in person or by proxy of a majority of the issued and outstanding shares of stock of the Company entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Directors will be elected by a plurality vote. The approval of the 1998 Stock Option Plan and the ratification of auditors will require the affirmative vote of a majority of the votes cast with respect to such proposals. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.





            [the remainder of this page is intentionally left blank]

         To the knowledge of the Company, the following table sets forth, as of September 30, 1999, information as to the beneficial ownership of the Company's Common Stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each person serving the Company as a Director on such date and each nominee for Director,
(iii) each person serving the Company as an executive officer on such date who qualifies as a "named executive officer" as defined in Item 402(a)(2) of Regulation S-B under the Securities Exchange Act of 1934, and (iv) all of the Directors and executive officers of the Company as a group.

                                                                                      Percentage
                                                         Number of Shares          of Common Stock
        Name and Address(1)                            Beneficially Owned(2)        Outstanding(2)
------------------------------------------------------------------------------- --------------------

SECURITY OWNERSHIP OF OFFICERS AND DIRECTORS:

Michael A. Gaggi(3)                                             562,904                   7.4%
Mark D. Mastrini(4)                                             480,000                   6.3%
George A. Warde(5)                                               85,000                   1.1%
Carl A. Bellini(6)                                              100,000                   1.3%
L. Douglas Bailey(6)                                            100,000                   1.3%

Officers and Directors as a Group (5 persons)(7)              1,327,904                  14.8%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS:

Pasquale and Jane Guadagno(8)                                   770,899                  10.1%
Dunkeld Holdings Ltd.(9)                                        471,500                   6.1%
Joseph and Louise Modica(10)                                    414,566                   5.4%



----------------------
(1) Unless otherwise indicated, the address of each of the beneficial owners identified is 4802 Gunn Highway, Suite 140, Tampa, Florida 33624.
(2) Unless otherwise noted, each person has voting and investment power, with respect to all such shares. Based on 7,616,796 shares of Common Stock outstanding. Pursuant to the rules of the Securities and Exchange Commission, certain shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(3) Does not include 2,500 shares owned beneficially by Rose Gaggi, Mr. Gaggi's mother, as to which shares Mr. Gaggi disclaims beneficial ownership. Includes 20,335 shares issuable upon exercise of options which are immediately exercisable at $1.00 per share.
(4) Includes 350,000 shares issuable upon exercise of options which are immediately exercisable at $5.00 per share.
(5) Includes 50,000 shares issuable upon exercise of options which are immediately exercisable at $3.00 per share and 35,000 shares issuable upon exercise of options which are immediately exercisable at $3.10 per share.
(6) Includes 50,000 shares issuable upon exercise of options which are immediately exercisable at $3.00 per share and 50,000 shares issuable upon exercise of options which are immediately exercisable at $3.10 per share.
(7) Includes 655,335 shares issuable pursuant to the options referred to in footnotes 3, 4, 5 and 6.
(8) Includes 45,999 shares issuable upon exercise of options which are immediately exercisable at $1.00 per share. The address of such persons is c/o Robb Peck McCooey, 55 Broadway, New York, New
     York 10006.
(9) Includes 67,000 shares issuable upon exercise of options which are immediately exercisable at $1.00 per share.
     The address of Dunkeld Holdings is Northfork House, 2nd Floor,
     Frederick Street, P.O. Box N-3813, Nassau, Bahamas.
(10) The address of such persons is 157 Narrow North, Staten Island, New
     York 10305.

                             EXECUTIVE COMPENSATION

COMPENSATION TO OUTSIDE DIRECTORS

         The Company pays each Director who is not an employee of the Company ("outside director") $2,000 for each Board of Directors meeting attended, plus reimbursement for all expenses incurred by such Director in connection with such attendance at any meeting of the Board of Directors.

         During 1998, the Company also granted options to purchase 100,000 shares of Common Stock to each of the outside directors as consideration for their agreements to serve as Directors of the Company. Such options are exercisable by each of them as follows: (i) 50,000 options at $3.00 per share and (ii) 50,000 options at $3.10 per share.

                           SUMMARY COMPENSATION TABLE

EXECUTIVE COMPENSATION TABLES

         The following table sets forth the annual and long-term compensation for services to the Company for the years ended December 31, 1998, 1997 and 1996, provided by Mr. Mastrini, the Chief Executive Officer of the Company and the only employee of the Company whose compensation exceeded $100,000 during such years.

                                           Annual Compensation                  Long Term Compensation
                                           -------------------                  ----------------------
                                                                                              Securities
         Name and                                      Other Annual    Restricted Stock       Underlying
    Principal Position         Year       Salary       Compensation       Awards ($)            Options
    ------------------         ----      --------      ------------    ----------------       ----------

Mark D. Mastrini               1996      $ 66,459         $    0            $120,000(1)               0
     President and Chief       1997      $125,205         $8,333            $      0                  0
     Operating Officer         1998      $176,357         $8,333            $      0            455,000(2)


(1)  Represents 100,000 shares of Common Stock, valued at $1.20 per share.

(2) Includes 25,000 warrants identical to the Warrants sold to the public in the IPO, all of which warrants Mr. Mastrini disposed of in April 1998.

                   OPTIONS/SAR GRANTS IN LAST FISCAL YEAR 1998

         The following table summarizes option grants made by the Company to each of its executive officers named in the Summary Compensation table above as a part of such person's 1998 base compensation. No grants of stock appreciation rights (SARS) were made by the Company in fiscal year 1998.

                         NUMBER OF SECURITIES        % OF TOTAL OPTIONS
                          UNDERLYING OPTIONS      GRANTED TO EMPLOYEES IN     EXERCISE OF BASE       EXPIRATION
      NAME                      GRANTED               FISCAL YEAR 1998          PRICE ($/SH)            DATE
----------------         --------------------     ------------------------    ----------------       ------------
Mark D. Mastrini                  15,000                      2.7                     5.50            01/23/08
                                  50,000                      8.8                     5.00            01/21/08
                                  40,000                      7.1                     3.00            04/01/08
                                  50,000                      8.8                     5.00            09/01/08
                                 250,000                     44.2                     5.00            09/01/08
                                  25,000                      4.4                     6.25            01/21/03


      AGGREGATED OPTIONS/SAR EXERCISES DURING YEAR ENDED DECEMBER 31, 1998
                  AND VALUE OF OPTIONS/SAR AT DECEMBER 31, 1998

         The following table summarizes option exercises during the year ended December 31, 1998 by the executive officers named in the Summary Compensation Table above, and the values of the options held by such persons at December 31, 1998.

                                                                    NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                                  OPTIONS AT DECEMBER 31,      OPTIONS AT DECEMBER 31,
                             SHARES ACQUIRED         VALUE           1998 EXERCISABLE/            1998 EXERCISABLE/
          NAME                 ON EXERCISE         REALIZED            UNEXERCISABLE                UNEXERCISABLE
---------------------        ---------------       --------       ------------------------     -----------------------
    Mark D. Mastrini                0                  0              325,000(1)/80,000         $2,356,250/$601,875

(1) Does not include 25,000 warrants identical to the Warrants sold to the public in the IPO, all of which warrants Mr. Mastrini disposed of in April 1998.

EMPLOYMENT AGREEMENTS

         Mr. Mark Mastrini has entered into an employment agreement with the Company (the "Employment Agreement"), pursuant to which he has agreed to serve as the Company's Chief Executive Officer and President. The Employment Agreement terminates on May 31, 2001, and is renewable for subsequent one year terms subject to the terms of the Employment Agreement. Mr. Mastrini agreed to devote his entire working time and attention to the business of the Company. In addition, Mr. Mastrini has agreed not to compete with the business of the Company for a period of ninety days following the termination of his employment with the Company. As of June 1, 1999, Mr. Mastrini is entitled to a base annual salary of $200,000, which salary may be adjusted on June 1, 2000 to reflect the increase in the consumer price index and to provide for a five percent raise. As additional compensation pursuant to the Employment Agreement, the Company issued 100,000 shares of Common Stock to Mr. Mastrini, which shares became fully vested as of September 1, 1999, and the Company granted options to purchase 50,000 shares of Common Stock, which vested as follows: 25,000 on January 21, 1998, and 25,000 on January 21, 1999.

                              CERTAIN TRANSACTIONS

         In April 1998, the Company and Mr. Gaggi entered into a Consulting Agreement. Under the terms of the Consulting Agreement, Mr. Gaggi is entitled to $5,000 per month in return for providing consulting services to the Company. In May 1999, the Company increased the monthly payments paid to Mr. Gaggi in return for such consulting services to $10,500 per month.

         In July 1999, The Colonial Group, a company which is majority owned by Mr. Gaggi, agreed to provide investor-relation services to the Company for $3,000 per month.

         During 1996 and 1997, the Company paid personal expenses of Mr. Gaggi of $101,041.20 and of Mr. Vito Balsamo, a former director and promoter of the Company, of $146,614.72. In May 1998, Mr. Gaggi tendered 24,765 shares of Common Stock to the Company in satisfaction of his outstanding obligation to the Company of $101,041.20, and Mr. Balsamo tendered 24,766 shares of Common Stock to the Company in satisfaction of his outstanding obligation to the Company of $146,614.72.

         Lucien Bittar served as a consultant to the Company from January 1997 until March 1998 pursuant to an agreement which is scheduled to expire, in January 2000 and which provides for a consulting fee of $6,000 per month. Since April 1998, Mr. Bittar has been on an unpaid leave of absence. At his option Mr. Bittar may return as a consultant to the same terms for the remainder of the original term of his consulting agreement. Mr. Bittar served as the Company's President and Chief Operating Officer and a director from, its incorporation as 800 Travel Systems, Inc. in November 1995 until January 1997. Mr. Bittar served as the Vice Chairman of the Board from April 1996 until February 1997. From August 1994 through November 1995, Mr. Bittar was president and a director of 1-800 Low Air Fare, Inc., the Company's predecessor. Mr. Bittar founded Filigree Consulting Inc., a travel company, in May 1989 and served as its president and chief executive officer from that time until he joined 1-800 Low-Air Fare, Inc. in August 1994. Prior to 1989, Mr. Bittar was employed by Thomas Cook Travel, Inc. During that time he served as executive vice president responsible for all United States operations and a member of the Board of Directors. Mr. Bittar currently owns 175,000 shares of Common Stock.

         Mr. Balsamo, a former director of the Company, may be considered a promoter of the Company. Since December 1997, Mr. Balsamo has been Vice President of Investments at Lexington Capital Partners and Company Ltd. From 1994 until December 1997, Mr. Balsamo held the position of Senior Vice President of Joseph Stevens & Company, L.P., the investment banking firm with which Mr. Gaggi is affiliated. Before joining Joseph Stevens & Company Mr. Balsamo served as Vice President of Barington Capital (September 1993-1994) and as account executive with Thomas James and Company (September 1992-September 1993).

                                  PROPOSAL TWO

                     APPROVAL OF THE 1998 STOCK OPTION PLAN

         The Board of Directors adopted the 800 Travel Systems, Inc. 1998 Stock Option Plan (the "Stock Option Plan") on December 2, 1998, subject to approval by the stockholders of the Company at the Annual Meeting of Stockholders.

         The Stock Option Plan authorizes the Compensation Committee to grant options to purchase shares of the Company's Common Stock ("Options") to officers, key employees and directors of the Company. The purposes of the Stock Option Plan are to enable the Company to attract and retain officers and key employees and to align the interests of such persons and members of the Board of Directors with the interests of stockholders by giving them a personal interest in the value of the Company's Common Stock.

SUMMARY OF THE STOCK OPTION PLAN

         THE FOLLOWING GENERAL DESCRIPTION OF CERTAIN FEATURES OF THE STOCK OPTION PLAN IS QUALIFIED IN ITS ENTIRETY TO REFERENCE TO THE STOCK OPTION PLAN, WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY.

         Shares Available Under the Stock Option Plan. Subject to adjustment as provided in the Stock Option Plan, the number of shares of Common Stock that may be issued or transferred and covered by outstanding awards granted under the Stock Option Plan will not in the aggregate exceed 250,000, which may be original issue shares, treasury shares, or a combination thereof. As of December 31, 1998, the Company has issued options to purchase 100,000 shares of Common Stock under the Stock Option Plan.

         Eligibility. Officers, other key salaried employees of the Company and members of the Board of Directors may be selected by the Compensation Committee to receive benefits under the Stock Option Plan. It is estimated that approximately 25 individuals currently are eligible to participate in the Plan.

         Options. Options granted to eligible employees under the Stock Option Plan may be Options that are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code or Options that are not intended to so qualify ("Nonstatutory Options"). Options granted to members of the Board of Directors will be Nonstatutory Options.

         If the Option is designated as an Incentive Stock Option, the purchase price of the Common Stock that is the subject of such Option may be not less than the fair market value of the Common Stock on the date the Option is granted. If the Option is a Nonstatutory Option, the purchase price may be equal to or less than the fair market value of the Common Stock on the date the Option is granted, as the Committee shall determine. Incentive Stock Options granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company must have an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant and a term of no more than five years. The option price is payable at the time of exercise (i) in cash, (ii) if permitted by a participant's Stock Option Agreement, by the delivery of shares of Common Stock having a fair market value equal to the option price, or (iii) in such other manner as the Compensation Committee may approve. The Stock Option Plan also authorizes the Company to make or guarantee loan to participants to enable them to exercise their options. Such loans must
(i) provide for recourse to the participant, (ii) bear interest at a rate no less than the prime rate of interest, and (iii) be secured by the shares of Common Stock purchased.


         No Options may be exercised more than 10 years from the date of grant. Each employee's or director's stock option agreement may specify the period of continuous service with the Company that is necessary before the Option will become exercisable. Except in the case of an employee who is permanently and totally disabled, if the Option is intended to be an Incentive Stock Option it will be exercisable only if the recipient is an employee of either the Company or a subsidiary corporation at all times during the period beginning on the date of the grant of the Option and ending on a date which is no later than three months before the date of such exercise, all as specified in the employee's or director's stock option agreement. Successive grants may be made to the same recipient regardless of whether Options previously granted to him or her remain unexercised.

         Transferability. No Incentive Stock Option, and unless the Compensation Committee's prior written consent is obtained (which consent may be obtained at the time an Option is granted) and the transaction does not violate the requirements of Rule l6b-3 promulgated under the Exchange Act, no Nonqualified Stock Option, may be transferred other than by will or the laws of descent and distribution. Each Option may be exercisable during the participant's lifetime only by the participant, in the event of the participant's incapacity, by participant's guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and court supervision, or in the case of a Nonqualified Stock Option that has been transferred with the Compensation Committee's prior written consent, only by the transferee consented to by the Compensation Committee. Unless the Compensation Committee's prior written consent is obtained (which consent may be obtained at the time an Option is granted) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no shares of Common Stock acquired by an officer, as that term is defined under Rule 16b-3, of the Company or Director pursuant to the exercise of an Option may be transferred prior to the expiration of the six-month period following the date on which the Option was granted.

         Adjustments. The maximum number of shares that may be issued or transferred under the Stock Option Plan and the number of shares covered by outstanding Options and the option prices per share applicable thereto are subject to adjustment in the event of stock dividends, stock splits, combinations, exchanges of shares, recapitalizations, mergers, consolidations, liquidation of the Company, and similar transactions or events.

         Administration and Amendments. The Stock Option Plan will be administered by the Compensation Committee. In connection with its administration of the Stock Option Plan, the Compensation Committee is authorized to interpret the Stock Option Plan and related agreements and other documents.

         The Stock Option Plan may be amended from time to time by the Board of Directors in such respects as it deems advisable. Further approval by the stockholders of the Company will be required for any amendment that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Stock Option Plan, (ii) materially change the classes of persons eligible to participate in the Plan, or (iii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Stock Option Plan. No amendment may change the Plan so as to cause any Option intended to be an Incentive Stock Option to fail to meet the Internal Revenue Code requirements for an incentive stock option. No amendment may change any rights an optionee may have under any outstanding Option without the written consent of the Optionee. The Board may at any time terminate or discontinue the Stock Option Plan. Unless terminated sooner, the Stock Option Plan will continue in effect until all Options granted thereunder have expired or been exercised, provided that no Options may be granted after 10 years from the date the Board of Directors adopted the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Stock Option Plan based on federal income tax laws in effect on September 30, 1999. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Nonstatutory Options. In general, (i) an employee or director will not recognize taxable income at the time he or she is granted Nonstatutory Options;
(ii) at the time of exercise of a Nonstatutory Option, ordinary income will be recognized by the employee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares; and
(iii) at the time of sale of shares acquired pursuant to the exercise of a Nonstatutory Option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         Incentive Stock Options. No income generally will be recognized by an employee upon either the grant or the exercise of an Incentive Stock Option. If the shares of Common Stock issued to an employee pursuant to the exercise of an Incentive Stock Option and the shares are not sold or otherwise transferred by the employee within two years after the date of grant or within one year after the transfer of the shares to the employee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the employee as long-term capital gain and any loss sustained will be a long-term capital loss. Although an employee will not realize ordinary income upon the exercise of an Incentive Stock Option, if the shares are sold or transferred after the expiration of the one-year or two-year holding periods described above, the excess of the fair market value of the Common Stock acquired at the time of exercise over the option price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the employee.

         If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of before the expiration of one-year or two-year holding periods described above, including where the employee pays the option price through a so-called cashless exercise, the employee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the employee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         Tax Consequences to the Company. To the extent that the recipient of an Option recognizes ordinary income in the circumstances described above, the Company generally will be entitled to a corresponding federal income tax deduction, provided that, among other things, (i) the income meets the test of reasonableness, and is an ordinary and necessary business expense; (ii) the benefits do not constitute an "excess parachute payment" within the meaning of
Section 280G of the Code; and (iii) the
deduction is not disallowed because the compensation paid to the employee during the period exceeds the $1 million limitation on executive compensation of named executive officers.

         The affirmative vote of a majority of the shares of Common Stock of the Company cast at the Meeting is necessary for approval of the Stock Option Plan. The Board believes that the approval of the Stock Option Plan is in the best interests of the Company and the stockholders because the Stock Option Plan will enable the Company to provide competitive equity incentives to officers and key salaried employees to enhance the profitability of the Company and increase stockholder value. The Stock Option Plan further will serve to align the interests of such persons and members of the Board of Directors with the interests of stockholders by giving them a personal interest in the value of the Company's Common Stock. THE BOARD OF DIRECTORS HAS APPROVED THE STOCK OPTION PLAN AND RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" APPROVAL OF THE STOCK OPTION PLAN.

                                 PROPOSAL THREE

                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Grant Thornton LLP to perform the audit of the Company's financial statements for the year ending December 31, 1999, subject to ratification by the Company's stockholders at the Meeting. Grant Thornton LLP served as the Company's Independent Auditors for the year ended December 31, 1998. Representatives of Grant Thornton LLP will be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of stockholders.

         If the selection of Grant Thornton LLP is not ratified, or prior to the next annual meeting of stockholders, such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent certified public accountants whose engagement for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE INDEPENDENT AUDITORS.

                                  OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Any stockholder intending to present a proposal at the 2000 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission, submit such proposal to Robert B. Morgan, Secretary, in writing no later than January 31, 2000.

MATTERS NOT DETERMINED AT TIME OF SOLICITATION

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

                                      By Order of the Board of Directors

                                      /s/ Robert B. Morgan

                                      Robert B. Morgan, Secretary

Dated: October 29, 1999



A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSBA FOR THE YEAR ENDED DECEMBER 31, 1998 (THE "ANNUAL REPORT"), INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                   APPENDIX A

                            800 TRAVEL SYSTEMS, INC.

                             1998 STOCK OPTION PLAN

1.       PURPOSE OF THE 1998 STOCK OPTION PLAN.

         800 Travel Systems, Inc., a Delaware corporation (the "Corporation"), desires to attract and retain the best available employees and to encourage the highest level of performance. The 1998 Stock Option Plan (the "Stock Option Plan") is intended to contribute significantly to the attainment of these objectives, by (i) providing long-term incentives and rewards to all key employees of the Corporation (including officers and directors who are key employees of the Corporation and also including key employees of any subsidiary of the Corporation which may include officers or directors of any subsidiary of the Corporation who are also key employees of said subsidiary), and those directors and officers, consultants, advisers, agents or independent representatives of the Corporation or of any subsidiary (together, "Eligible Individuals"), who are contributing or in a position to contribute to the long-term success and growth of the Corporation or of any subsidiary, (ii) assisting the Corporation and any subsidiary in attracting and retaining Eligible Individuals with experience and ability, and (iii) associating more closely the interests of such Eligible Individuals with those of the Corporation's stockholders.

2.       SCOPE AND DURATION OF THE STOCK OPTION PLAN.

         Under the Stock Option Plan, options ("Options") to purchase common stock, par value $.01 per share ("Common Stock"), may be granted to Eligible Individuals. Options granted to employees (including officers and directors who are employees) of the Corporation or a subsidiary corporation thereof, may, at the time of grant, be designated by the Corporation's Board of Directors as incentive stock options ("ISOs"), with the attendant tax benefits as provided for under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The aggregate number of shares of Common Stock reserved for grant from time to time under the Stock Option Plan is 250,000 shares of Common Stock, which shares of Common Stock may be authorized but unissued shares of Common Stock or shares of Common Stock which shall have been or which may be reacquired by the Corporation, as the Board of Directors of the Corporation shall from time to time determine. Such aggregate numbers shall be subject to adjustment as provided in Paragraph 11. If an Option shall expire or terminate for any reason without having been exercised in full, the shares of Common Stock represented by the portion thereof not so exercised or surrendered shall (unless the Stock Option Plan shall have been terminated) become available for other options under the Stock Option Plan. Subject to Paragraph 13, no Option shall be granted under the Stock Option Plan after December 15, 2007. The grant of an Option and/or a Right is sometimes referred to herein as an Award thereof.

3.       ADMINISTRATION OF THE STOCK OPTION PLAN.

         This Stock Option Plan will be administered by the Board of Directors of the Corporation (the "Board of Directors"). The Board of Directors, in its discretion, may designate an option committee (the "Option Committee" or "Committee") composed of at least two members of the Board of Directors to administer this Stock Option Plan. Subject to the express provisions of this Plan, the Board of Directors or the Committee (hereinafter, the terms "Option Committee" or "Committee" shall mean the

Board of Directors whenever no such Option Committee has been designated) shall have authority in its discretion, subject to and not inconsistent with the express provisions of this Stock Option Plan, to direct the grant of Options, to determine the purchase price of the Common Stock covered by each Option, the Eligible Individuals to whom, and the time or times at which, Options shall be granted and subject to the maximum set forth in Paragraph 4 hereof, the number of shares of Common Stock to be covered by each Option; to designate Options as ISOs; to interpret the Stock Option Plan; to determine the time or times at which Options may be exercised; to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan, including, without limitation, such rules and regulations as it shall deem advisable, so that transactions involving Options may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Securities and Exchange Act of 1934, as amended; to determine the terms and provisions of and to cause the Corporation to enter into agreements with Eligible Individuals in connection with (Awards) Options granted under the Stock Option Plan (the "Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Stock Option Plan.

         Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee shall have and may exercise all of the powers of the Board of Directors under the Stock Option Plan, other than the power to appoint a director to committee membership. A majority of the Committee shall constitute a quorum, and acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the acts of the Committee. The Committee may also act by instrument signed by a majority of the members of the Committee.

Every action, decision, interpretation or determination by the Committee with respect to the application or administration of this Stock Option Plan shall be final and binding upon the Corporation and each person holding any Option granted under this Stock Option Plan.

4.       ELIGIBILITY: FACTORS IN GRANTING OPTIONS AND DESIGNATING ISOS (AWARDS).

         (a) Options may be granted only to (i) key employees (including officers and directors who are employees) of the Corporation or any subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and (ii) directors or officers of the Corporation or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees, and (iii) consultants or advisers to or agents or independent representatives of the Corporation or a subsidiary thereof. In determining the persons to whom Options (Awards) shall be granted and the number of shares of Common Stock to be covered by each Award, the Committee shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Corporation's (including subsidiaries) successful operation and such other factors as the Board of Directors in its discretion shall deem relevant. Subject to the provisions of Paragraph 2, an Eligible Individual may receive Options (Awards) on more than one occasion under the Stock Option Plan. No person shall be eligible for an Option grant if he shall have filed with the Secretary of the Corporation an instrument waiving such eligibility; provided that any such waiver may be revoked by filing with the Secretary of the Corporation an instrument of evocation, which revocation will be effective upon such filing.

         (b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Corporation and any subsidiary corporation thereof) may not exceed $100,000.

5.       OPTION PRICE.

         (a) The purchase price per share of the Common Stock covered by each Option shall be established by the Committee, but in no event shall it be less than the fair market value of a share of the Common Stock on the date the Option is granted. If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price (or the mean of the latest bid and asked prices) of a share of Common Stock on such date as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board of Directors) for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication. In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value.

         (b) In the case of an employee who, at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the employer corporation or of its parent or a subsidiary corporation thereof (a "10% Holder"), the purchase price of the Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock at the time the ISO is granted.

6.       TERM OF OPTIONS.

         The term of each Option shall be fixed by the Committee, but in no event shall it be exercisable more than 10 years from the date of grant, subject to earlier termination as provided in Paragraphs 9 and 10. An ISO granted to a 10% Holder shall not be exercisable more than 5 years from the date of grant.

7.       EXERCISE OF OPTIONS.

         (a) Subject to the provisions of the Stock Option Plan, an Option granted to an employee under the Stock Option Plan shall become fully exercisable at the earlier of (A) employee's actual retirement date, unless such retirement is without the consent of the Board of Directors and is prior to the employee's normal retirement date as determined under any qualified retirement plan maintained by the Corporation at such time or, if no such plan is than in effect, age 65 (but in no event prior to the first anniversary of the date of grant), or (B) at such time or times as the Committee in its sole discretion shall determine at the time of the granting of the Option, except that in no event shall any such Option be exercisable later than 10 years after its grant. Notwithstanding anything in this Stock Option Plan to the contrary, Options that are not designated as ISOs may be exercised in such manner and at such time or times as the Committee in its sole discretion shall determine, except that in no event shall any such Option be exercisable earlier than six months or later than 10 years after its grant.

         (b) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

         (c) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided that, if permitted by the related Option Agreement or by the Committee, the purchase price may be paid, in whole or in part, by surrender or delivery to the Corporation of securities of the Corporation having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. Fair market value shall be determined as provided in Paragraph 5 for the determination of such value on the date of the grant. In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements.

         (d) Except as provided in Paragraphs 9 and 10, no Option may be exercised unless the original grantee thereof is then an Eligible Individual.

         (e) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

         (f) Notwithstanding any other provision of this Stock Option Plan, the Corporation shall not be required to issue or deliver any share of stock upon the exercise of an Option prior to the admission of such share to listing on any stock exchange or automated quotation system on which the Corporation's Common Stock may then be listed.

8.       NON-TRANSFERABILITY OF OPTIONS.

         No Options granted under the Stock Option Plan shall be transferable other than by will or by the laws of descent and distribution ("Permitted Transferee"). With respect to ISOs, Options may be exercised, during the lifetime of the holder, only by the holder, or by his guardian or legal representative.

9.       TERMINATION OF RELATIONSHIP TO THE CORPORATION.

         (a) In the event that any original grantee shall cease to be an Eligible Individual of the Corporation (or any subsidiary thereof), except as set forth in Paragraph 10, such Option may (subject to the provisions of the Stock Option Plan) be exercised (to the extent that the original grantee was entitled to exercise such Option at the termination of his employment or service as a director, officer, consultant, adviser, agent or independent representative, as the case may be) at any time within three months after such termination, but not more than 10 years (five years in the case of a 10% Holder) after the date on which such Option was granted or the expiration of the Option, if earlier. Notwithstanding the foregoing, if the position of an original grantee shall be terminated by the Corporation or any subsidiary thereof for cause or if the original grantee terminates his employment or position voluntarily and without the consent of the Corporation or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Options granted to such person, whether held by such person or by a Permitted Transferee shall, to the extent not theretofore exercised, forthwith terminate immediately upon such termination. The holder of any ISO may not exercise such Option unless at all times during the period beginning with the date of grant of the ISO and ending on the three months before the date of exercise he is an employee of the Corporation granting such Option, a subsidiary thereof, or a corporation or a subsidiary corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies.

         (b) Other than as provided in Paragraph 9(a), Options granted under the Stock Option Plan shall not be affected by any change of duties or position so long as the holder remains an Eligible Individual.

         (c) Any Option Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates or the date other positions or relationships terminate for purposes of the Stock Option Plan and the effect of leaves of absence, which provisions may vary from one another.

         (d) Nothing in the Stock Option Plan or in any Option granted pursuant to the Stock Option Plan shall confer upon any Eligible Individual or other person any right to continue in the employ of the Corporation or any subsidiary corporation (or the right to be retained by, or have any continued relationship with the Corporation or any subsidiary corporation thereof), or affect the right of the Corporation or any such subsidiary corporation, as the case may be, to terminate his employment, retention or relationship at any time. The grant of any option pursuant to the Stock Option Plan shall be entirely in the discretion of the Committee and nothing in the Stock Option Plan shall be construed to confer on any Eligible Individual any right to receive any Option under the Stock Option Plan.

10.      DEATH OR DISABILITY OF HOLDER.

         (a) If a person to whom an Option has been granted under the Stock Option Plan shall die (and the conditions in sub-paragraph (b) below are met) or become permanently and totally disabled (as such term is defined below) while serving as an Eligible Individual and if the Option was otherwise exercisable immediately prior to the happening of such event, then the period for exercise provided in Paragraph 9 shall be extended to one year after the date of death of the original grantee, or in the case of the permanent and total disability of the original grantee, to one year after the date of permanent and total disability of the original grantee, but, in either case, not more than 10 years (five years in the case of a 10% Holder) after the date such Option was granted, or the expiration of the Option, if earlier, as shall be prescribed in the original grantee's Option Agreement. An Option may be exercised as set forth herein in the event of the original grantee's death, by a Permitted Transferee or the person or persons to whom the holder's rights under the Option pass by will or applicable law, or if no such person has the right, by his executors or administrators; or in the event of the original grantee's permanent and total disability, by the holder or his guardian.

         (b) In the case of death of a person to whom an Option was originally granted, the provisions of subparagraph (a) apply if such person dies
(i) while in the employ of the Corporation or a subsidiary corporation thereof or while serving as an Eligible Individual of the Corporation or a subsidiary corporation thereof or (ii) within three months after the termination of such position other than termination for cause, or voluntarily on the original grantee's part and without the consent of the Corporation or a subsidiary corporation thereof, which consent shall be presumed in the case of normal retirement.

         (c) The term "permanent and total disability" as used above shall have the meaning set forth in Section 22(e)(3) of the Code.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         Notwithstanding any other provision of the Stock Option Plan, each Agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares of Common Stock covered by such Option, the Option prices and the number of shares of Common Stock as to which Options shall be exercisable at any time, in the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, split-downs, reverse splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and the like. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number of shares of Common Stock as to which Options may be granted under the Stock Option Plan to any Eligible Individual shall be appropriately adjusted by the Committee whose determination shall be conclusive. In the event of (i) the dissolution, liquidation, merger or consolidation of the Corporation or a sale of all or substantially all of the assets of the Corporation, or (ii) the disposition by the Corporation of substantially all of the assets or stock of a subsidiary of which the original grantee is then an employee, officer or director, consultant, adviser, agent or independent representative or (iii) a change in control (as hereinafter defined) of the Corporation has occurred or is about to occur, then, if the Committee shall so determine, each Option under the Stock Option Plan, if such event shall occur with respect to the Corporation, or each Option granted to an employee, officer, director, consultant, adviser, agent or independent representative of a subsidiary respecting which such event shall occur, as determined by the Option Committee, shall (x) become immediately and fully exercisable or (y) terminate simultaneously with the happening of such event, and the Corporation shall pay the optionee in lieu thereof an amount equal to
(a) the excess of the fair market value over the exercise price of one share on the date on which such event occurs, multiplied by (b) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable.

12.      EFFECTIVENESS OF THE STOCK OPTION PLAN.

         Options may be granted under the Stock Option Plan, subject to its authorization and adoption by stockholders of the Corporation, at any time or from time to time after its adoption by the Committee, but no Option shall be exercised under the Stock Option Plan until the Stock Option Plan shall have been authorized and adopted by a majority of the votes properly cast thereon at a meeting of stockholders of the Corporation duly called and held within 12 months from the date of adoption of the Stock Option Plan by the Board of Directors. If so adopted, the Stock Option Plan shall become effective as of the date of its adoption by the Board of Directors. The exercise of the Options shall also be expressly subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933, as amended (the "Act"), shall be effective, or other provisions satisfactory to the Committee shall have been made to ensure that such exercise will not result in a violation of such Act, and such other qualification under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable shall have been effected. If the shares of Common Stock issuable upon exercise of an Option are not registered under such Act, and if the Committee shall deem it advisable, the Optionee may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Stock Option Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such Optionee will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof and (iii) that the holder accepts such restrictions on transfer of such shares, including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer as the Corporation may reasonably impose.

13.      TERMINATION AND AMENDMENT OF THE STOCK OPTION PLAN.

         The Board of Directors of the Corporation may, at any time prior to the termination of the Stock Option Plan, suspend, terminate, modify or amend the Stock Option Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any amendment which would materially increase the benefits accruing to participants under the Stock Option Plan, or any material modification in the requirements as to eligibility for participation in the

Stock Option Plan, shall be subject to the approval of stockholders in the manner provided in Paragraph 12, except that any such increase, amendment or change that may result from adjustments authorized by Paragraph 11 or adjustments based on revisions to the Code or regulations promulgated thereunder (to the extent permitted by such authorities) shall not require such approval. No suspension, termination, modification or amendment of the Stock Option Plan may, without the express written consent of the Eligible Individual (or his Permitted Transferee) to whom an Option shall theretofore have been granted, adversely affect the rights of such Eligible Individual (or his Permitted Transferee) under such Option.

14.      FINANCING FOR INVESTMENT IN STOCK OF THE CORPORATION.

         The Committee may cause the Corporation or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Corporation or any subsidiary, to any Eligible Individual under the Stock Option Plan who shall have been so employed or so served for a period of at least six months at the end of the fiscal year ended immediately prior to arranging such financing; but the Committee may, in any specific case, authorize financing for an Eligible Individual who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by the Eligible Individual of shares of Common Stock pursuant to the exercise of an Option and/or for payment of taxes incurred in connection with such exercise, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Corporation. The maximum amount of liability incurred by the Corporation and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board of Directors. Each loan shall bear interest at a rate not less than that provided by the Code and other applicable law, rules, and regulations in order to avoid the imputation of interest. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the Committee that such financing may reasonably be expected to benefit the Corporation, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-Laws of the Corporation or such subsidiary, and applicable laws. If any such financing is authorized by the Board of Directors, such financing shall be administered by the Committee.

15.      SEVERABILITY.

         In the event that any one or more provisions of the Stock Option Plan or any Agreement, or any action taken pursuant to the Stock Option Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Stock Option Plan or of such or any other Agreement, but in such particular jurisdiction and instance the Stock Option Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

16.      APPLICABLE LAW.

         The Stock Option Plan shall be governed and interpreted, construed and applied in accordance with the laws of the State of Delaware.

17.      WITHHOLDING.

         A holder shall, upon notification of the amount due and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state, local or other tax requirements.

18.      MISCELLANEOUS.

         1. The terms "parent," "subsidiary" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f) of the Code, respectively.

         2. The term "disinterested person" shall mean a person who is not at the time he exercises discretion in administering the Stock Option Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options may be granted pursuant to the Stock Option Plan or any other plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock or stock options of the Corporation or any of its affiliates.

         3. The term "terminated for cause" shall mean termination by the Corporation (or a subsidiary thereof) of the employment of or other relationship with, the original grantee by reason of the grantee's (i) willful refusal to perform his obligations to the Corporation (or a subsidiary thereof), (ii) willful misconduct, contrary to the interests of the Corporation (or a subsidiary thereof), (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise or (iv) such reasons as may be included within the term "for cause" (or similar phrase) in the employment or consulting agreement of the grantee. In the event of any dispute regarding whether a termination for cause has occurred, the Board of Directors may by resolution resolve such dispute and such resolution shall be final and conclusive on all parties.

         4. The term "change in control" shall mean an event or series of events that would be required to be described as a change in control of the Corporation in a proxy or information statement distributed by the Corporation pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, in response to Item 6(e) of Schedule 14A promulgated thereunder, or any substitute provision which may hereafter be promulgated thereunder or otherwise adopted. The determination of whether and when a change in control has occurred or is about to occur shall be made by the Board of Directors in office immediately prior to the occurrence of the event or series of events constituting such change in control.

                                   APPENDIX B

                            800 TRAVEL SYSTEMS, INC.
                                4802 GUNN HIGHWAY
                              TAMPA, FLORIDA 33624
                PROXY FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 1, 1999

The undersigned, having received notice of the Annual Meeting of 800 Travel Systems, Inc. to be held at 11:00 a.m. (Eastern Time), on Wednesday, December 1, 1999 (the "Meeting"), hereby designates and appoints Mark D. Mastrini and Robert
B. Morgan, and either of them with authority to act without the other, as proxies for the undersigned, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Meeting and at any adjournment thereof, such proxies being directed to vote as specified on the reverse side.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF 800 TRAVEL SYSTEMS, INC. AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE NAMED PROXIES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, PROVIDED THAT THIS PROXY WILL NOT BE VOTED TO ELECT MORE THAN FIVE DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING MATTERS. PLEASE MARK AN "X" IN ONE SPACE. TO BE EFFECTIVE, THIS PROXY MUST BE DEPOSITED AT THE COMPANY'S REGISTRARS NOT LATER THAN 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



                         (Continued on the reverse side)

1. Proposal to elect the following five (5) nominees as Directors: L. Douglas Bailey, Carl A. Bellini, George A. Warde, Mark D. Mastrini and Michael A. Gaggi

  FOR                          WITHHELD
  [ ]                            [ ]

  FOR, EXCEPT VOTE WITHHELD
  FOR THE FOLLOWING NOMINEE(S):




-----------------------------------
2.  Proposal to approve the 1998 Stock Option Plan.

  FOR      AGAINST       ABSTAIN

  [ ]        [ ]           [ ]

3. Proposal to ratify Grant Thornton LLP as the Company's independent auditors until the conclusion of the 2000 Annual Meeting.

  FOR      AGAINST       ABSTAIN

  [ ]        [ ]           [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.


                                    Dated:
                                          --------------------------------------

                                    Signature
                                             -----------------------------------

                                    Signature if held jointly
                                                             -------------------

                                    IMPORTANT: Please sign exactly as your name appears on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign.